                                                              Supplement, dated July 6, 2011,
            to the Prospectus for your Variable Annuity
                       Issued by

    CONNECTICUT GENERAL LIFE INSURANCE COMPANY

This supplement amends the prospectus for your Variable Annuity contract issued by Connecticut
General Life Insurance Company.

Effective as of August 19, 2011 (the Closure Date), the following variable sub-account available in your Variable Annuity will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-account as of the Closure Date:

Invesco V.I. Basic Value Fund—Series I

Contract owners who have contract value invested in this variable sub-account as of the Closure Date may continue to submit additional investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date.  Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date will not be permitted to invest in this variable sub-account thereafter.

Dollar cost averaging and/or auto-rebalancing, if elected by a contract owner, will not be affected by the closure.

If you have any questions, please contact your financial representative or our Variable Annuity Service
Center at (800) 457-7617.  Our representatives are available to assist you from 7:30 a.m. to 5 p.m. Central time.

Please read the prospectus supplement carefully and then file it with your important papers. No other action is required of you.